Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

        I, Colin Marshall, the Chief Executive Officer of Cloud Peak Energy Inc. (the "Company"), certify, pursuant to 18 U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, that:

  1.
  The Company's Annual Report on Form 10-K for the year ended December 31, 2010 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  2.
  The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 24, 2011

/s/ COLIN MARSHALL
Colin Marshall Chief Executive Officer